UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2014

Independence Bancshares, Inc.

(Exact name of registrant

as specified in its charter)

South Carolina                      333-121485                          20-1734180

(State or other

        (Commission

  (I.R.S. Employer

jurisdiction of

         File Number)

  Identification No.)

incorporation)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders of Independence Bancshares, Inc. (the “Company”) was held on November 20, 2014, at The Poinsett Club at 807 E. Washington Street, Greenville, South Carolina. Of the 20,502,760 shares of the Company’s common stock issued and outstanding as of the close of business on the record date, 14,706,980 shares were present in person or by proxy at the Annual Meeting, representing approximately 71.73% of the total outstanding eligible votes.

The shareholders of the Company voted: (1) to elect five nominees to serve on the Board of Directors; (2) to approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s common stock by a ratio of one-for-ten (the “Reverse Stock Split”); (3) to ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm; and (4) to grant the chairperson of the meeting the authority to adjourn or postpone the meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the meeting to adopt the amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split.

The voting results for each proposal voted on the Annual Meeting are as follows:

1.

To elect five nominees to serve on the Board of Directors:

	For	Withheld	Broker Non-Vote
Gordon A. Baird	12,939,048	945,575	822,357
Alvin G. Hageman	13,267,573	617,050	822,357
H. Neel Hipp, Jr.	13,301,698	582,925	822,357
Keith Stock	13,026,548	858,075	822,357
Robert B. Willumstad	13,345,073	539,550	822,357

2.

To approve an amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split:

For	Against	Abstain	Broker Non-Vote
13,744,765	463,178	499,037	0

3.

To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain
14,520,780	136,100	50,100

4.

To grant the chairperson of the meeting the authority to adjourn or postpone the meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the meeting to adopt the proposal to amend the Company’s Articles of Incorporation to effect the Reverse Stock Split:

For	Against	Abstain
14,015,794	604,490	86,496

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

Dated: November 21, 2014

By: /s/ Martha L. Long

Name:  Martha L. Long

Title:  Chief Financial Officer